SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                       of
                       the Securities Exchange Act of 1934

                        Date of Report: January 15, 1998

                        BANKUNITED FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    FLORIDA                       5-43936                        65-0377773
---------------           ------------------------           ------------------
(State or other           (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                255 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
               ---------------------------------------------------
               (Address of principal executive offices) (ZIP Code)

       Registrant's telephone number, including area code: (305) 569-2000

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Item 5.  OTHER EVENTS.

                  Attached hereto as Exhibit 20.1 is a press release announcing that BankUnited Financial Corporation had called its 8% Noncumulative Convertible Preferred Stock, Series 1993, for redemption.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BANKUNITED FINANCIAL CORPORATION

                                      By:/S/ NANCY L. ASHTON
                                         --------------------------------------
                                           Nancy L. Ashton
                                               Senior Vice President and
                                               Assistant Secretary

Dated: January 15, 1998

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                        BANKUNITED FINANCIAL CORPORATION

                                    FORM 8-K

                                INDEX TO EXHIBITS
                                -----------------
                                                                                                       SEQUENTIALLY
EXHIBIT                                                                                                  NUMBERED
  NO.                                                                                                      PAGE
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

 20.1          Press Release regarding redemption of preferred stock.............................
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